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                                                                    Exhibit 10.7

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.


                            DEVLIEG-BULLARD, INC.

                               ---------------

                        CLASS A STOCK PURCHASE WARRANT

                               ---------------


I.  Grant.

         DeVlieg-Bullard, Inc., a Delaware corporation (hereinafter "Company"), for value received hereby grants to Charles E. Bradley, Sr. or his registered assigns (hereinafter "Holder"), under the terms herein the right to purchase fifty-two thousand eighty-three (52,083) fully paid and non-assessable shares of the Company's outstanding common stock, as provided by paragraph 2.01B. of the Investment Agreement referenced below, in addition to any shares that may arise under any other stock purchase warrants or stock acquisitions.

II. Expiration.

         This Warrant may be exercised at any time in whole or in part from and after May 25, 1996 and shall expire the later of (i) three (3) years from the date of the final payment on the Debentures issued under the Investment Agreement or (ii) May 25, 2004.

III.     Exercise Price.

         The exercise price of this Warrant shall be One Cent ($0.01) per share.

IV. Investment Agreement.

         This Warrant is subject to the terms of an Investment Agreement dated May 25, 1994 between the Company, the Holder and certain other parties, as amended by a certain First Amendment to Investment Agreement dated the date hereof, a copy of which is on file and may be examined at the Company's offices during regular business hours.

V.  Anti-dilution and Registration Rights.

         Regardless of the above grant provision, the Holder shall have certain anti-dilution rights as set forth in the Investment Agreement and registration rights as set forth in a Registration Agreement dated May 25, 1994 between the Company, the Holder and certain other parties, as amended by a certain First Amendment to Registration Agreement of even date herewith.

VI.  Exercise Procedure.

    This Warrant may be exercised, in whole or in part, by presenting it and tendering the exercise price in legal tender or by bank cashier's or certified check at the principal office of the Company along with written subscription substantially in the form of Exhibit A hereof. In lieu of paying such exercise price in cash the Holder may tender to the Company for cancellation that number of shares issuable under this






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Warrant which represents the aggregate fair market value (as determined in good faith by the board of directors of the Company and the Holder) equal to such exercise price. The date on which this Warrant is thus surrendered, accompanied by tender or payment as hereinbefore or hereinafter provided, is referred to herein as the Exercise Date. The Company shall forthwith at its expense (including the payment of issue taxes) issue and deliver the proper number of shares, and such shares shall be deemed issued for all purposes as of the opening of business on the Exercise Date notwithstanding any delay in the actual issuance.


VII. Sale or Exchange of Company or Assets.

         If prior to issuance of stock under this Warrant the Company sells or exchanges all or substantially all of its assets, or all of the then-outstanding shares of capital stock of the Company are sold or exchanged to any party other than the Holder, then the Holder at his option may receive, in lieu of the stock otherwise issuable hereunder, such money or property as he would have been entitled to receive if this Warrant had been exercised prior to such sale or exchange.

VIII.  Sale of Warrant or Shares.

         Neither this Warrant nor other shares of common stock issuable upon exercise of the conversion rights herein, have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Neither this Warrant nor any shares when issued may be sold, assigned, transferred, pledged or hypothecated or otherwise disposed of in the absence of
(i) an affective registration statement for this Warrant or the shares, as the case may be, under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel reasonably satisfactory to and at the cost of the Company that such registration or qualification is not required. The Company shall cause a certificate or certificates evidencing all or any of the shares issued upon exercise of the conversion rights herein prior to said registration or qualification of such shares to bear the following legend:
"The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. The shares may not be sold, assigned, transferred, pledged or hypothecated or otherwise disposed of in the absence of an effective registration statement under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel satisfactory to the Company that such registration or qualification is not required."

IX.    Transfer.

         This Warrant shall be registered on the books of the Company which shall be kept for that purpose, and shall be transferable in whole or in part but only on such books by the Holder in person or by duly authorized attorney with written notice substantially in the form of Exhibit B hereof, and only in compliance with the preceding paragraph. The Company may issue appropriate stop orders to its transfer agent to prevent a transfer in violation of the preceding paragraph.

X.  Replacement of Warrant.

         At the request of the Holder and on production of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) if required by the Company, upon delivery of an indemnity agreement, the Company, at Holder's expense, will issue in lieu thereof a new Warrant of like tenor.





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XI.      Covenants of the Company.

         The Company hereby makes the same covenants as set out in the Investment Agreement, subject to the applicable limitations therein.

XII.     Investment Covenant.

         The Holder by its acceptance hereof covenants that this Warrant is, and any stock issued hereunder will be, acquired for his own account for investment purposes, and that the Holder will not distribute the same in violation of any state or federal law or regulation.

XIII.    Governing Law.

         This Warrant shall be construed according to the laws of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its President and to be attested by its Secretary, as of this 23rd day of October, 1995.


                                              DEVLIEG-BULLARD, INC.


Attest:  /s/ Sharon E. Huguet                 By: /s/ William O. Thomas
         ----------------------------             ----------------------------
         Sharon E. Huguet, Secretary              William O. Thomas, President





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                                   Exhibit A

IRREVOCABLE SUBSCRIPTION

    To:  DeVlieg-Bullard, Inc.

Gentlemen:

    The undersigned hereby elects to exercise his rights under the attached Warrant by purchasing ____________ shares of the Common Stock of your company, and hereby irrevocably subscribes to such issue. The certificates for such shares shall be issued in the name of


--------------------------------------------------------
(Name)


--------------------------------------------------------
(Address)

--------------------------------------------------------
(Taxpayer Number)

and delivered to:


--------------------------------------------------------
(Name)


--------------------------------------------------------
(Address)


The exercise price of $__________ is enclosed.

Date:
      --------------------

Signed:
          ------------------------------------------------
          (Name of Holder, Please Print)

          ------------------------------------------------
          (Address)

          ------------------------------------------------
          (Signature)






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                                  Exhibit B

ASSIGNMENT


For value received, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------
(Name)

------------------------------------------------------
(Address)

the attached Warrant together with all right, title and interest therein to purchase _____________ shares of Common Stock in DeVlieg-Bullard, Inc., to which the Warrant relates, and does hereby irrevocably appoint ________________ ________________________________________ attorney to transfer said Warrant on the books of ______________________________, Inc., with full power of substitution in the premises.


Dated:
       --------------------------


                                        ----------------------------------
                                                    (Signature)


                                        ----------------------------------
                                                  (Name and Title)


                                        ----------------------------------


                                        ----------------------------------
                                                     (Address)